AMENDMENT NO. 2 TO CREDIT AGREEMENT

   AMENDMENT, dated as of October 5, 1993 to the Credit Agreement dated as of September 30, 1992 which was effective as of December 18, 1992 (the "Agreement") and amended as of April 30, 1993 between THE INTERPUBLIC GROUP OF COMPANIES, INC. (the "Borrower") and Swiss Bank Corporation (the "Bank").

   The parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

   1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement and in each of the documents relating to the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

   2.  Amendments.

   A. The definition of "Debt" set forth in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

        "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, including reimbursement obligations for letters of credit,
(ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vi) all debt of others Guaranteed by such Person, but in each case specified in (i) through (vi) excludes obligations arising in connection with securities repurchase transactions.



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   B.  The definition of "Total Borrowed Funds" set forth in
Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

        "Total Borrowed Funds" means at any date, without duplication, (i) all outstanding obligations of the Borrower and its Consolidated Subsidiaries for borrowed money, (ii) all outstanding obligations of the Borrower and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments and (iii) any outstanding obligations of the type set forth in (i) or (ii) of any other Person Guaranteed by the Borrower and its Consolidated Subsidiaries, it being understood that the obligation to repurchase securities transferred pursuant to a securities repurchase agreement shall not be deemed to give rise to any amount of Total Borrowed Funds pursuant to this definition.

   C. Section 6.9 of the Agreement is hereby amended by deleting the word "and" at the end of Section 6.9 (i), deleting the period at the end of Section 6.9 (j) and inserting a semicolon and the word "and" in its place, and adding the following new paragraph immediately thereafter:

        "(k) any Lien on property arising in connection with a securities repurchase transaction."

   D. Section 7(e) of the Agreement is hereby amended by adding the following provision after the reference to "$10,000,000" therein:

        "and provided further that it is understood that the obligations referred to herein exclude those obligations arising in connection with securities repurchase transactions".

   3. Agreement as Amended. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

   4. Governing Law. This Amendment, and the Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of New York.

   5. Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.


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   6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.

   7. Effectiveness. This Amendment shall become effective as of the date first above written upon receipt by the Bank of counterparts hereof executed by each of the parties hereto.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.


                       THE INTERPUBLIC GROUP OF COMPANIES, INC.

                       By:
                            Name:  Alan M. Forster
                            Title: Vice President & Treasurer


                       SWISS BANK CORPORATION



                       By:
                            Name: Jane A. Majeski
                            Title: Director, Merchant Banking


                            Name:  Dominic J. Sorresso
                            Title: Associate Director,
                                   Merchant Banking